EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Black Cactus Global, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeremy Towning, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2020	/s/ Jeremy Towning
Jeremy Towning
Chief Financial Officer
(Principal Financial Officer)